Consolidated Statements of Comprehensive Income - Parenthetical - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Consolidated Statements of Comprehensive Income
Net gain (loss) on hedge of net investment in foreign operations, income tax expense (recovery)	$ 200	$ 400
Effective portion of changes in fair value of derivatives designated as cash flow hedges, income tax expense (recovery)	1,100	(400)
Net change in fair value of derivatives designated as cash flow hedges transferred to earnings, income tax expense (recovery)	1,200	100
Net change in fair value of available-for-sale financial assets, income tax expense (recovery)	(100)	0
Actuarial losses on defined benefit pension plans and other post-retirement benefit plans, income tax expense (recovery)	$ 9,400	$ (600)